EXHIBIT 25.1

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

         New York                                     13-2774727
         (Jurisdiction of incorporation               (I.R.S. Employer
         or organization if not a U.S.                Identification No.)
         national bank)

         452 Fifth Avenue, New York, NY               10018-2706
         (212) 525-5600                               (Zip Code)
         (Address of principal executive offices)

                    Warren L. Tischler, Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                  TRANSTEL S.A.
               (Exact name of obligor as specified in its charter)

         Republic of Colombia                         N/A
         (State or other jurisdiction                 (I.R.S. Employer
         of incorporation or organization)            Identification No.)

         Calle 15 No. 32-591
         Autopista Cali- Yumbo, Km2
         Cali, Colombia
         (727) 576-6003
         (Address of principal executive offices)

                  Senior Unsecured Floating Rate Notes due 2013
                         (Title of Indenture Securities)

                                                                         General

Item 1. General Information.

                Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System,
                Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

                        Yes.

Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                        None

Item 16. List of Exhibits

Exhibit

T1A(i)                  (1)     Copy of the Organization Certificate of HSBC
                                Bank USA.

T1A(ii)                 (1)     Certificate of the State of New York Banking
                                Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                        Not applicable.

T1A(iv)                 (3)     Copy of the existing By-Laws of HSBC Bank USA
                                as amended on April 11, 2002.

T1A(v)                          Not applicable.

T1A(vi)                 (2)     Consent of HSBC Bank USA required by Section
                                321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (June 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                       Not applicable.

T1A(ix)                         Not applicable.

     (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

     (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 16th day of September, 2003.

                                        HSBC BANK USA


                                        By:  /s/ Frank J. Godino
                                           -----------------------------------
                                        Frank J. Godino
                                                Vice President

                                                               EXHIBIT T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL        Expires March 31, 2005
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                                Please refer to page i,
                                Table of Contents, for
                                the required disclosure                        1
                                of estimated burden.

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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2003         (19980930)
                                                      ----------
                                                      (RCRI 9999)

This report is required by law; 12 U.S.C. Section324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Gerald A. Ronning, Executive VP & Controller
   ---------------------------------------------
    Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

   /s/ Gerald A. Ronning
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Signature of Officer Authorized to Sign Report

                8/12/03
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Date of Signature

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Youssef Nasr
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Director (Trustee)

/s/ Bernard J. Kennedy
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Director (Trustee)

/s/ Sal H. Alfieri
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Director (Trustee)

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SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation (EDS), by modem or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

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FDIC Certificate Number           0   0   5   8   9

                                      (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM
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        Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)
       (Example: www.examplebank.com)

HSBC Bank USA
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Legal Title of Bank (TEXT 9010)

Buffalo
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City (TEXT 9130)

N.Y.                                                                14203
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State Abbrev. (TEXT 9200)                             ZIP Code (TEXT 9220)

   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                         of Buffalo
-----------------------------------------------------------------
  Name of Bank                                          City

in the state of New York, at the close of business June 30, 2003

                                                                                                  Thousands of dollars
ASSETS

Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                                   $      2,284,191
 b.  Interest-bearing balances                                                                                1,199,703
   Held-to-maturity securities                                                                                4,412,298
   Available-for-sale securities                                                                             14,168,356
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                     2,010,400
b. Securities purchased under agreements to resell                                                            3,072,447
                                                                                                       ----------------
Loans and lease financing receivables:
   Loans and leases held for sale                                                                      $      2,622,990
                                                                                                       ----------------
   Loans and leases net of unearned income                                      $     40,538,768
                                                                                ----------------
   LESS: Allowance for loan and lease losses                                             475,654
                                                                                ----------------
   Loans and lease, net of unearned income, allowance, and reserve                                     $     40,063,114
   Trading assets                                                                                            12,413,352
   Premises and fixed assets                                                                                    679,609
Other real estate owned                                                                                          11,049
Investments in unconsolidated subsidiaries                                                                      248,986
Customers' liability to this bank on acceptances outstanding                                                     90,957
Intangible assets: Goodwill                                                                                   2,211,273
Intangible assets: Other intangible assets                                                                      421,771
Other assets                                                                                                  4,490,484
Total assets                                                                                                 90,400,980
                                                                                                       ----------------

LIABILITIES

Deposits:
   In domestic offices                                                                                       41,418,151
                                                                                                       ----------------
   Non-interest-bearing                                                                5,805,222
   Interest-bearing                                                                   35,612,929
                                                                                ----------------
In foreign offices                                                                                           19,669,485
                                                                                                       ----------------
   Non-interest-bearing                                                                  433,537
   Interest-bearing                                                                   19,235,948
                                                                                ----------------

Federal funds purchased and securities sold under agreements to repurchase:
 a. Federal funds purchased in domestic offices                                                               1,556,943
 b. Securities sold under agreements to repurchase                                                              238,776

Trading Liabilities                                                                                           7,225,972
Other borrowed money                                                                                          4,682,056
Bank's liability on acceptances                                                                                  90,957

Subordinated notes and debentures                                                                             1,549,160
Other liabilities                                                                                             6,383,123
                                                                                                       ----------------
Total liabilities                                                                                            82,814,623
                                                                                                       ----------------
Minority Interests in consolidated Subsidiaries                                                                     521
                                                                                                       ----------------
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                         -
Common Stock                                                                                                    205,000
Surplus                                                                                                       6,419,153
Retained earnings                                                                                               677,872
Accumulated other comprehensive income                                                                          283,811
Other equity capital components                                                                                       -
Total equity capital                                                                                          7,585,836
Total liabilities, minority interests and equity capital                                                     90,400,980
                                                                                                       ----------------